                                                                   EXHIBIT 10.18


                                            CONFIDENTIAL TREATMENT REQUESTED
                                            UNDER C.F.R. SECTIONS
                                            200.80(b)(4), 200.83 AND 230.406

                                            **** INDICATES OMITTED MATERIAL THAT
                                            IS THE SUBJECT OF A CONFIDENTIAL
                                            TREATMENT REQUEST FILED
                                            SEPARATELY WITH THE COMMISSION



                                                (KODAK POLYCHROME GRAPHICS LOGO)

                               CUSTOMER AGREEMENT

THIS CUSTOMER AGREEMENT (THIS "AGREEMENT") IS A LEGALLY BINDING CONTRACT BETWEEN THE CUSTOMER DESCRIBED BELOW AND KODAK POLYCHROME GRAPHICS LLC, A DELAWARE LIMITED LIABILITY COMPANY WITH ITS PRINCIPAL PLACE OF BUSINESS AT 401 MERRITT 7, NORWALK, CONNECTICUT 06851 ("KPG"). THIS AGREEMENT IS SUBJECT TO THE BELOW TERMS, AS WELL AS THE ATTACHED "STANDARD TERMS AND CONDITIONS" AND ANY ATTACHED EXHIBITS.

CONTRACT INFORMATION

Legal Name of Customer
("Customer"):                    Network Communications, Inc.

Customer Number:                 3489598

Customer Address:                2305 Newpoint Parkway Lawrenceville,
                                 GA 30043

Customer State of
Incorporation/Organization:      Georgia

Effective Date of Agreement:     January 15, 2006

Term of Agreement ("Term"):      Three (3) years from Effective Date

Minimum Annual Purchase          ****
Requirement:

KPG Consumables to be purchased: Thermal Printing plates and chemistries (55 gallon drums)
                                 @ **** per square foot, direct sale
                                 pricing (freight to customer dock
                                 inclusive)

Rebates (optional):              **** % on purchases of all plates and
SEE REBATES EXHIBIT              chemistries

Lease Subsidies (optional):      **** per month
SEE LEASE SUBSIDIES EXHIBIT

Loaned Equipment (optional):     Description      Value   Serial Number
SEE LOANED EQUIPMENT EXHIBIT     Not Applicable   $

PLEASE SIGN BELOW TO INDICATE THAT YOU HAVE READ AND AGREE WITH THE TERMS OF THIS AGREEMENT, INCLUDING THE ATTACHED STANDARD TERMS AND CONDITIONS AND EXHIBITS, IF ANY.

NETWORK COMMUNICATIONS, INC.            KODAK POLYCHROME GRAPHICS LLC


Signature: /s/ Gerard Parker            Signature: /s/ Robert S. Grayson
           --------------------------              -----------------------------
Name: Gerard Parker                     Name: Robert S. Grayson
Title: CFO                              Title: DISTRICT SALES MGR
Date: 12/19/05                          Date: 12/27/05

                                    KPG US Customer Agreement Ver. 4.1 (01/2005)

                          STANDARD TERMS AND CONDITIONS

1.0 MINIMUM ANNUAL PURCHASE REQUIREMENT. Customer agrees to purchase the minimum annual amount of Consumables set forth on the first page of this Agreement (the "Minimum Annual Purchase Requirement") from KPG or one or more dealers authorized by KPG to service Customer's business (each, an "Authorized Dealer") Customer shall be solely responsible for negotiating with its chosen Authorized Dealer(s) the invoice price of Consumables it purchases. It shall be considered a breach of this Agreement if Customer shall fail to achieve or, to KPG's reasonable satisfaction, demonstrate reasonable progress toward achieving (on a quarterly basis or, if Customer's business is seasonal, or any other reasonable basis) the Minimum Annual Purchase Requirement

2.0  LIMITED WARRANTY: DISCLAIMER OF OTHER WARRANTIES; LIMITATION OF LIABILITY

2.1 All Consumables purchased from KPG or, if applicable, an Authorized Dealer carry KPG's limited warranty that such Consumables will conform to the published specifications for the period of time listed on the product packaging, provided the Consumables are used according to such specifications KPG makes no other warranties under this Agreement with respect to the Consumables and/or services sold, provided or otherwise furnished to Customer under this Agreement KPG DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, WRITTEN OR ORAL, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE

2.2 IN THE EVENT OF ANY CLAIM BY CUSTOMER, KPG'S LIABILITY UNDER THIS AGREEMENT SHALL BE LIMITED TO REPLACEMENT OF THE CONSUMABLES THAT ARE THE SUBJECT OF THE CLAIM OR REFUND OF THE COST OF SUCH CONSUMABLES CUSTOMER ACKNOWLEDGES THAT REPLACEMENT OR REFUND ARE CUSTOMER'S EXCLUSIVE REMEDIES UNDER THIS AGREEMENT IN NO EVENT SHALL KPG BE LIABLE TO CUSTOMER FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR PUNITIVE DAMAGES IN CONNECTION WITH THE CONSUMABLES OR THIS AGREEMENT

3.0  TERM. TERMINATION AND DEFAULT

3.1 TERM. Unless terminated early as provided herein, this Agreement shall remain in effect for the Term described on the first page of this Agreement, Customer may terminate if KPG fails to deliver comparable or superior KPG consumables (plates and chemistries) in a timely fashion, or if KPG fails or refuses to deliver reasonable quantities ordered by Customer, **** increase in quantities ordered by Customer shall be presumed to be reasonable.

3.2 In addition to the rights granted elsewhere herein or generally by application of law or equity, KPG shall have the right to terminate this Agreement at any time should Customer breach any of the terms and conditions herein, become insolvent or file for bankruptcy

4.0 PAYMENT AND DELIVERY. If Customer purchases Its Consumables from an Authorized Dealer, the payment and delivery terms established by the Authorized Dealer shall apply if Customer purchases its Consumables from KPG directly, the following payment and delivery terms shall apply

4.1 PAYMENT. Terms of payment for Customer's purchases of Consumables shipments are net cash within thirty (30) days from date of the invoice. Invoices may be submitted on partial shipments. All payments shall be in U.S. dollars and directed to KPG at 1790 Solutions Center, Chicago, IL 60677-1007. Failure to make timely payment of invoices covering final or partial shipments entities KPG, or its option, to either withhold delivery of Consumables ordered without liability or assess a late charge on past due accounts at the rate of 18% per annum (or 1.5% per month) or the maximum rate allowed by applicable law, if less. If delivery is withheld by KPG, payment shall become due on the date when KPG is prepared to make shipment Consumables held for Customer shall be at Customer's risk and expense. KPG reserves the right to require payment in advance or satisfactory security or guaranty that an Invoice will be promptly paid when due if at any time Customer's financial responsibility becomes impaired or unsatisfactory to KPG. If Customer has a dispute with KPG regarding any monies owed under this Agreement, Customer shall pay any undisputed monies owed by Customer and enter into good faith negotiations with KPG to resolve any such dispute as soon as possible. Any payment made by Customer for Consumables later found to be defective that are covered by warranty and not repaired or replaced will be promptly refunded to Customer or, at KPG's option, may be trented by Customer as a credit on the next KPG invoice. KPG may recover its costs in connection with enforcing Customer's obligations hereunder

4.2 TITLE; RISK OF LOSS; TRANSPORTATION Risk of loss and title to the Consumables shall pass to Customer at the time of delivery to Customer's dock. All Consumables are shipped F.O.B. point of shipment KPG reserves the right to select the carrier and point of shipment. Shipping dates are approximate and are based upon prompt receipt of all necessary Information. KPG will make a good faith effort to complete delivery of the Consumables as indicated by KPG in writing, but will not be liable for failure to meet such dates. If Customer causes or requests a shipment delay, or if KPG ships or delivers Consumables erroneously as a result of inaccurate. Incomplete or misleading information supplied by Customer or its agents, storage and all other additional costs shall be borne solely by Customer

4.3 FORCE MAJEURE KPG shall have no liability for delay of delivery or failure to perform hereunder due to causes beyond its reasonable control, including without limitation acts of God, nets of governmental authority, fires, work slowdowns, strikes, floods, war, riots, delays in transportation, or shortages

5.0  GENERAL TERMS AND CONDITIONS

5.1 COMPLETE AGREEMENT; AMENDMENTS The terms and conditions of this Agreement, including any Exhibits, shall be the final, complete and exclusive statement of the terms of this arrangement between KPG and Customer. No addition to deletion from or modification of any of the provisions of this Agreement shall be binding upon the parties unless made in writing and signed by a duly authorized representative of each party. Any such additions, deletions or modifications must refer specifically to this Agreement.

5.2 ASSIGNMENT; BINDING EFFECT Neither this Agreement nor any of Customer's rights or obligations hereunder may be assigned by Customer without the prior written consent of KPG, which consent may be withheld by KPG in its sole discretion. Any purported assignment in violation of this Section shall be null and void and of no force or effect KPG may assign this Agreement without the consent of Customer. This Agreement shall be binding upon the successors and permitted assigns of each party

5.3 CONFIDENTIALITY Customer agrees to keep the terms of this Agreement and each party's performance hereunder confidential and will not voluntarily disclose such terms and conditions to anyone outside the organizations of Customer and KPG other than (a) to an Authorized Dealer, (b) as required by law, or (c) in any communication with counsel and/or accountants for Customer

5.4 LAW; JURISDICTION. This Agreement shall be governed by the internal laws of the State of Connecticut. All actions brought hereunder shall be brought in a court of competent jurisdiction located in Fairfield County. Connecticut

5.5 EFFECT OF INVALIDITY. Any term or provision hereof that is held to be invalid, void, or unenforceable will in no way effect, impair or invalidate the remaining terms or provisions, which will remain in full force and effect

5.6 WAIVER No waiver by KPG of any of the terms or conditions contained herein shall be deemed a waiver of any other or subsequent brench. All rights and remedies available to KPG shall be cumulative and in addition to any other rights and remedies provided

                                     KPG US Customer Agreement Ver 4.1 (01/2005)

                          REBATES AND INVENTORY EXHIBIT

As consideration for Customer's purchase of the Minimum Annual Purchase Requirement, KPG agrees to provide Customer with the rebate(s) described on the first page of this Agreement ("Rebates"). The following terms and conditions will apply to all Rebates

1 Customers who purchase Consumables through Authorized Dealers shall reasonably cooperate with KPG to obtain "sell through" information from such Authorized Dealers All invoices must bear the name of Customer. Payment shall be made, by KPG to Customer on a quarterly basis, at minimum, unless a bona fide dispute or other issue delays validation of the submitted claim Payment shall be made by check and will only be paid to Customer Payment may not be assigned or paid to a third party without the prior written consent of KPG

2 Rebates shall be calculated based on the actual price paid by Customer for Consumables, net of all discounts, rebates, freight charges and applicable taxes. Any returns of Consumables purchased during each rebate period shall be deducted from the total purchases eligible for Rebates, whether or not such returns are received during the rebate period. If Consumables are purchased directly from KPG, Rebates will be calculated based upon paid invoices

3 THIS OFFER IS LIMITED TO END USERS OF KPG CONSUMABLES Consumables purchased under this Agreement may not be resold Any credible evidence obtained by KPG of the resale of a Consumable by Customer shall be deemed a breach of this Agreement

4. Should Customer fail to achieve the Minimum Annual Purchase Requirement, Customer shall be in breach of this Agreement and KPG may, at its option, cease making payment of Rebates, and/or recover any Rebates paid where during the applicable Rebate period, Customer did not achieve its purchase requirements hereunder

5. In consideration for Customer's agreement to the Minimum Annual Purchase Requirement, KPG agrees to stock **** weeks of inventory (at present **** plates with appropriate chemistries) of KPG Consumables at KPG's Columbus, Georgia facility. KPG further agrees to stock **** weeks inventory at NCI's Lawrenceville, Georgia facility (at present **** plates and appropriate chemistries). The parties shall review Customer's usage every six months. KPG agrees to increase stock if Customer's usage either increases or is predicted to be increased.


                                                                KPG KPG Initials
                                        ______________________ Customer Initials

                                     KPG US Customer Agreement Ver 4.1 (01/2005)

                            LOANED EQUIPMENT EXHIBIT

As consideration for Customer's purchase of the Minimum Annual Purchase Requirement, KPG agrees to provide Customer with the loaned equipment described on the first page of this Agreement ("Equipment") during the Term The following terms and conditions will apply to oil Equipment For purposes of this Loaned Equipment Exhibit, "KPG" shall refer to Kodak Polychrome Graphics LLC and its subsidiaries

1. Customer acknowledges that the Equipment has the value set forth on the first page of this Agreement. Purchase levels shall be reviewed on a quarterly basis by KPG throughout the Term of this Agreement and Customer may be charged all or a portion of the value of the Equipment if Customer fails to meet or make reasonable progress toward achieving the Minimum Annual Purchase Requirement.

2. Customer shall be responsible for the maintenance and services costs (parts and labor) for the Equipment and for complying with all applicable safety laws, rules and regulations Customer shall secure any and all licenses or permits required for Customer's use of the Equipment Customer specifically agrees that for so long as the Equipment is in Customer's possession, it will maintain the Equipment in good condition, Will use exclusively KPG Consumables with the Equipment (including for testing purposes), and will maintain, at its expense, adequate insurance on the Equipment with reputable insurers, which insurance shall name "Kodak Polychrome Graphics LLC and its subsidiaries" as loss payee and additional insured, and shall contain an appropriate waiver of subrogation in favor of KPG, its subsidiaries, successors and assigns If Customer fails to use exclusively KPG Consumables with the Equipment, any warranty on any KPG Consumables used on the Equipment thereafter shall be immediately null and void and of no force or effect. Customer agrees that it will not in any way modify or alter the Equipment, install any unauthorized software on the Equipment, or attach any unauthorized equipment to the Equipment without the prior written consent or instruction of KPG. Customer shall permit KPG, its agents and employees to have access to Customer's premises during normal business hours on reasonable advance notice for purposes of inspecting the Equipment and ensuring Customer's compliance with the terms of this Loaned Equipment Exhibit Customer shall bear all risk of loss, theft, damage to and destruction of the Equipment for so long as the Equipment is in Customer's possession If the Equipment is lost, stolen or damaged, Customer shall immediately notify KPG Customer shall defend, indemnify and hold harmless KPG from any claims and liabilities of any kind arising out of the operation or possession of the Equipment while in Customer's possession Customer may not remove any item of Equipment from the location to which KPG delivers it without the prior written consent of KPG.

3. For the duration of this Agreement, KPG assigns to Customer its rights under any warranties provided by the manufacturer(s) of the Equipment KPG makes no warranty under this Agreement with respect to the Equipment loaned, given or otherwise furnished or provided to Customer under this Agreement KPG DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, WRITTEN OR ORAL, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE

4. IN NO EVENT SHALL KPG BE LIABLE TO CUSTOMER FOR ANY DIRECT, INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, AND/OR PUNITIVE DAMAGES IN CONNECTION WITH THE EQUIPMENT LOANED, GIVEN OR OTHERWISE FURNISHED OR PROVIDED TO CUSTOMER UNDER THIS AGREEMENT, REGARDLESS OF WHETHER SUCH DAMAGES ARISE OUT OF THE NEGLIGENCE OR OTHER FAULT OF KPG AND REGARDLESS OF WHETHER SUCH DAMAGES ARE BASED ON TORT, CONTRACT, STRICT LIABILITY OR ANY OTHER CAUSE OF ACTION

5. Customer shall not pledge, mortgage, transfer, assign or in any way encumber the Equipment or any part thereof or attempt to do any of the foregoing If any lien or security interest shall be filed against the Equipment (except by KPG), Customer, at its cost, shall cause the same to be promptly discharged.

6. Although Customer acknowledges that KPG retains all right, title and interest in and to the Equipment, Customer hereby grants to KPG a security interest In die Equipment to the extent necessary to fully protect KPG's right, title and interest in the Equipment. KPG shall be entitled to all rights and remedies in relation to the Equipment that are granted to a secured party under applicable law Customer acknowledges that KPG intends to file, for informational purposes only, UCC-I financing statements covering the Equipment (the "Financing Statements"). Customer hereby authorizes KPG to file the Financing Statements and any continuation statements or amendments without the signature of Customer where permitted by law If filing without Customer's signature is not permitted by law, Customer agrees to sign the Financing Statements at KPG's request A photocopy or other reproduction of this Agreement or any Financing Statement covering the Equipment shall be sufficient as a financing statement where permitted by law Customer agrees that on request it shall provide KPG with written proof satisfactory to KPG of Customer's complete and accurate official name (including capitalization and punctuation), the state in which Customer was incorporated or organized, and Customer's organization identification number (if applicable) Customer shall defend and indemnify KPG from and against any claims to the Equipment adverse to the Interest of KPG in the Equipment.

7. Should Customer fail to achieve the Minimum Annual Purchase Requirement, Customer shall be in breach of this Agreement, and KPG shall be allowed to enter upon the premises of Customer during reasonable business hours upon prior written notice and, at its option, remove the Equipment from Customer's premises In such event, or in the event Customer fails to redeliver or allow removal of the Equipment upon termination of this Agreement, Customer shall reimburse all costs incurred by KPG in connection with obtaining repossession of the Equipment, including without limitation costs of removal, transportation and storage of such Equipment, together with an administration fee equal to $500 per day of delay in allowing redelivery, which amount shall be deemed liquidated damages and not a penalty


                                                              KPG KPG Initials
                                                   ___________ Customer Initials

                                     KPG US CUSTOMER Agreement Ver 4.1 (01/2005)